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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

            This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Common Stock of CORT Business Services Corporation is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:March 26, 1999


                                         CITICORP VENTURE CAPITAL LTD.

                                         By: /s/
                                             ----------------------------------
                                               Name:
                                               Title:


                                         CITIBANK, N.A.

                                         By: /s/ Glenn S. Gray
                                             ----------------------------------
                                               Name:  Glenn S. Gray
                                               Title: Vice President & Assistant
                                                      Secretary


                                         CITICORP

                                         By: /s/ Glenn S. Gray
                                             ----------------------------------
                                               Name:  Glenn S. Gray
                                               Title: Assistant Secretary


                                         CITIGROUP INC.

                                         By: /s/ Glenn S. Gray
                                             ----------------------------------
                                               Name:  Glenn S. Gray
                                               Title: Assistant Secretary


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